UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016

Commission file number: 001-13337

STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

9400 East Market Street, Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

(330) 856-2443

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On October 27, 2016, Stoneridge, Inc. (the “Company”) issued a press release announcing its results for the third quarter ended September 30, 2016.  A copy of the press release is attached hereto as Exhibit 99.1. On October 27, 2016, members of the Company’s management held a third quarter 2016 earnings conference call discussing the Company’s financial results and the presentation furnished herewith as Exhibit 99.2, accompanied management’s comments.

The press release contains certain non-GAAP financial measures including Consolidated Constant Currency Adjusted Sales (“Adjusted Sales”) and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) from Continuing Operations (“Adjusted EBITDA”). Management believes that the presentation of the non-GAAP financial measures used in the press release and conference call presentation are useful to both management and investors in their analysis of the Company’s financial position, results of operations and expected results of operations because the Adjusted Sales and Adjusted EBITDA facilitates a period to period comparison of operating results by excluding the impact of foreign currency translation on sales as well as significant unusual, non-recurring items in 2016 and 2015. Adjusted EBITDA represents the sum of operating income (loss), depreciation, amortization, certain purchase accounting costs, significant unusual, non-recurring items and an adjustment for discontinued operations. These non-GAAP measures, however, should not be considered in isolation or as a substitute for the most comparable GAAP measures. Investors are cautioned that non-GAAP financial measures utilized by the Company may not be comparable to non-GAAP financial measures used by other companies. Adjusted Sales and Adjusted EBITDA should not be considered a substitute for sales or EBITDA prepared in accordance with GAAP.

ITEM 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 above is hereby incorporated herein by reference.

The information in this report, including the press release and earnings conference call presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated October 27, 2016, announcing results for the third quarter ended September 30, 2016.

99.2	Third quarter 2016 earnings conference call presentation dated October 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: October 27, 2016	/s/ Robert R. Krakowiak
Robert R. Krakowiak, Chief Financial Officer and Treasurer (Principal Financial Officer)

Exhibit Index

99.1	Press release dated October 27, 2016, announcing results for the third quarter ended September 30, 2016.

99.2	Third quarter 2016 earnings conference call presentation dated October 27, 2016.